Acquisition of entities under common control (Tables)	6 Months Ended
Jun. 30, 2013
Acquisition of entities under common control [Abstract]
Summary of Acquisition Transaction
The acquisition has been accounted for as a transaction between entities under common control. The net assets acquired are recorded at the historic book value of Seadrill. The excess of the purchase price over the book value of net assets acquired of $76.1 million has been recorded as a reduction of equity, as set forth in the table below: The details of the transaction are as follows:

(In US $ millions)
Purchase price	$210.0
Rig historic book value	133.9
Total value of net assets acquired	(133.9)
Excess amount recorded as a reduction of equity	76.1